UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)            November 8, 2004
                                               ---------------------------------

                        MEDIALINK WORLDWIDE INCORPORATED
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

      No. 0-21989                                                52-1481284
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(Commission File Number)                                      (IRS Employer
                                                             Identification No.)

708 Third Avenue, New York, New York                                 10017
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(Address of Principal Executive Offices)                          (Zip Code)

                                 (212) 682-8300
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e04(c))

ITEM  1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On November 8, 2004 Medialink Worldwide Incorporated (the "Company") announced that it entered into a definitive agreement with the institutional investors, Omicron Master Trust, Smithfield Fiduciary LLC, Iroquois Capital LP, Bluegrass Growth Fund, LP and Bluegrass Growth Fund, Ltd., for the private placement of $5 million of securities to be issued by the Company.

      The securities consist of five-year, redeemable, subordinated unsecured debentures bearing a variable interest rate of the higher of 7% or 450 basis points above LIBOR for the first three years and an adjusted rate thereafter. The debentures are convertible into common stock at a conversion price of $4.05, a premium of 23% over the closing price of the Company's common stock on November 8, 2004. In addition, the Company agreed to issue to the investors warrants to purchase an aggregate of 582,929 shares of the Company's common stock at an exercise price of $3.99 per share. In addition to supporting the development of Teletrax, the net proceeds will be used for working capital and to reduce bank borrowings.

      The Securities Purchase Agreement, the form of Debenture, the form of the Warrant and the form of the Registration Rights Agreement are attached hereto as exhibits.

ITEM  2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
           OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRATION.

      As discussed in Item 1.01 of this Current Report on Form 8-K, on November 8, 2004 the Company entered into a definitive Securities Purchase Agreement to issue the debentures and warrants, as more fully described above.

ITEM  3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

      As discussed in Item 1.01 of this Current Report on Form 8-K, on November 8, 2004 the Company entered into a definitive Securities Purchase Agreement to issue the debentures and warrants, as more fully described above. The securities will be issued pursuant to an exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended.

ITEM  8.01 OTHER EVENTS.

      On November 9, 2004, the Company issued a press release announcing it entered into a definitive agreement with the institutional investors for the private placement of $5 million of securities to be issued by the Company, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM  9.01 FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBIT
NUMBER      DESCRIPTION

4.1         Form of Warrant dated as of November 9, 2004

4.2         Form of Debenture dated as of November 9, 2004

4.3         Form of Registration Rights Agreement dated as of November 8, 2004

10.1 Securities Purchase Agreement dated as of November 8, 2004 among Medialink Worldwide Incorporated and the purchasers identified on the signature pages thereof.

99.1        Press Release issued by Medialink Worldwide Incorporated on
            November 9, 2004.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   November 9, 2004                  MEDIALINK WORLDWIDE
                                          INCORPORATED

                                          /s/ Laurence Moskowitz
                                          --------------------------------------
                                          Name:  Laurence Moskowitz
                                          Title: Chairman, President and Chief
                                                 Executive Officer


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

                                INDEX TO EXHIBITS

NUMBER        DESCRIPTION
------        ------------------------------------------------------------------

4.1           Form of Warrant dated as of November 9, 2004

4.2           Form of Debenture dated as of November 9, 2004

4.3           Form of Registration Rights Agreement dated as of November 8, 2004

10.1 Securities Purchase Agreement dated as of November 8, 2004 among Medialink Worldwide Incorporated and the purchasers identified on the signature pages thereof.

99.1          Press Release issued by Medialink Worldwide Incorporated on
              November 9, 2004.

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